                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e) (2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                               Ansoft Corporation
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in the Charter)


-------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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          computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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
                               ANSOFT CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON THURSDAY, OCTOBER 7, 2004

To Our Stockholders:

      The Annual Meeting of Stockholders (the "Annual Meeting") of Ansoft Corporation, a Delaware corporation (the "Company"), will be held on Thursday, October 7, 2004, at 9:00 a.m., local time, at the Sheraton Hotel, 7 Station Square Drive, Pittsburgh, Pennsylvania 15219-1119, for the following purposes:

      1. To elect five directors to serve on the Company's Board of Directors until the 2005 Annual Meeting of Stockholders.

      2. To transact such other business as may properly come before the Annual Meeting and any and all adjournments and postponements thereof.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      The Board of Directors has fixed the close of business on August 30, 2004 as the record date for the determination of holders of the Company's common stock entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

      The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting, including those items listed above.

      You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card promptly in the enclosed envelope. The return of the enclosed proxy card will not affect your right to revoke your proxy or to vote in person if you do attend the Annual Meeting.

                                By Order of the Board of Directors,

                                /s/ Nicholas Csendes

                                Nicholas Csendes
                                President and Chief Executive Officer

Pittsburgh, Pennsylvania
September 3, 2004

      YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE IT, SIGN IT AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

                               ANSOFT CORPORATION
                         FOUR STATION SQUARE, SUITE 200
                            PITTSBURGH, PA 15219-1119

                                 PROXY STATEMENT

                               GENERAL INFORMATION

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ansoft Corporation, a Delaware corporation ("Ansoft" or the "Company"), for use at the Company's 2004 Annual Meeting of Stockholders (together with any and all adjournments and postponements thereof) to be held on Thursday, October 7, 2004, at 9:00 a.m., local time, at the Sheraton Hotel, 7 Station Square Drive, Pittsburgh, Pennsylvania 15219-1119, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement, together with the accompanying notice and the enclosed proxy card, are first being sent to stockholders on or about September 3, 2004.

GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE AT THE MEETING

      You are entitled to vote your shares of Ansoft common stock if the records of the Company show that you held your shares as of the close of business on August 30, 2004. As of the close of business on August 30, 2004, there were a total of 12,891,061 shares of common stock of the Company outstanding. Each share of common stock has one vote on each matter properly brought before the annual meeting. Abstentions may be specified as to all proposals to be brought before the annual meeting other than the election of directors.

VOTING BY PROXY

      Your shares can be voted at the annual meeting only if you are present in person or if you are represented by proxy. If you properly execute and return the enclosed proxy card prior to the annual meeting, your shares will be voted in accordance with the instructions you marked on the proxy card. If you execute and return the proxy card without providing voting instructions, your shares will be voted as recommended by the Board of Directors.

      If you are a beneficial owner of Ansoft common stock held by a broker, bank or other nominee (i.e., in "street name") you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted.

ATTENDING THE ANNUAL MEETING

      Beneficial owners will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. To vote your shares of Ansoft common stock held in street name in person at the meeting, you will have to get a written proxy or vote authorization in your name from the broker, bank or other nominee who holds your shares.

REVOCATION OF PROXY

      Your proxy may be revoked at any time prior to its exercise by attending the annual meeting and voting in person, by notifying the Secretary of the Company of such revocation in writing or by delivering a duly executed proxy bearing a later date, provided that such notice or proxy is actually received by the Company prior to the taking of any vote at the annual meeting. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

QUORUM; VOTES REQUIRED

      The presence at the annual meeting, in person or by proxy, of shares of common stock representing at least a majority of the total number of shares of common stock entitled to vote will constitute a quorum for purposes of the annual meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum. Shares represented by duly completed proxies submitted by nominee holders on behalf of beneficial owners will be counted as present for purposes of determining the existence of a quorum (even if some such proxies reflect broker non-votes). In addition, abstentions will be counted as present for purposes of determining the existence of a quorum.

      For the election of directors, the five (5) nominees receiving the greatest number of affirmative votes will be elected. Votes that are withheld and broker non-votes will be treated as shares that neither are capable of being voted nor have been voted and, accordingly, will have no effect either on the minimum number of affirmative votes necessary or the outcome of the election of directors. For all proposals other than for the election of directors, a majority of the votes cast at the annual meeting are required for the adoption of the proposal.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

      The Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") and the By-Laws of the Company provide that the number of directors (which is to be not less than three) is to be determined from time to time by resolution of the Board. The Board is currently comprised of seven persons. The following three directors will not be standing for re-election:
Messrs. Miller, White and Rohde. Mr. Quast is standing for election as a new director. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's five nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the annual meeting, proxies will be voted for any nominee, if any, who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until his successor has been elected and qualified or until the earlier of his death, resignation, or removal. The Board of Directors has determined that a majority of the director nominees are independent in accordance with the listing standards and rules of the Nasdaq Stock Market, Inc. ("Nasdaq").

      The names of the nominees for the Board of Directors are set forth below.

                   Name              Age               Position            Director Since
                   ----              ---               --------            --------------
      Zoltan J. Cendes, Ph.D.         58      Chairman of the Board of          1984
                                              Directors
      Nicholas Csendes                60      Director, President,              1984
                                              Chief Executive Officer
                                              and Secretary
      Peter Robbins (1)               62      Director                          2001
      John N. Whelihan (1)            60      Director                          1996
      Paul J. Quast (1)               50      Director                          ----

----------------------
(1) If elected, Messrs. Robbins, Whelihan and Quast will be appointed members of the Compensation Committee and Audit Committee for the fiscal year 2005.

BACKGROUND OF DIRECTORS

      Dr. Zoltan J. Cendes is a founder of Ansoft and has served as Chairman of the Board of Directors of the Company and its chief research scientist since its formation in 1984. Since 1982, Dr. Cendes has been a university professor in electrical and computer engineering at Carnegie Mellon University. Dr. Cendes has lectured throughout North America, Europe and Asia on the topic of electromagnetics and finite element analysis and has published over 200 publications on these topics. Dr. Cendes directs the research efforts of Ansoft.

      Nicholas Csendes is a founder of Ansoft and has served as President, Chief Executive Officer and Secretary since 1992 and a director since 1984. Mr. Csendes was a senior investment officer with Sun Life of Canada, a major international financial institution focusing on the sale of life insurance and retirement products, for over 15 years. Since 1985, Mr. Csendes has been involved with various public and private companies including a publicly-held interactive software company.

      Peter Robbins became a director in May 2001. From 1982 to 1999, Mr. Robbins was a Senior Vice President of Franklin Portfolio Associates, and one of its original founders. Franklin Portfolio Associates is an institutional asset manager with over $15 billion under management. Mr. Robbins is a trustee and investment committee member of the China Medical Board of New York, a foundation that funds health related projects in China and parts of South-East Asia.

      John N. Whelihan became a director of the Company in March 1996. From 1994 to 2003, Mr. Whelihan was Vice President of Sun Life of Canada, a major international financial institution. Mr. Whelihan was in charge of U.S. private placements. Mr. Whelihan is currently retired.

      Paul J. Quast is a shareholder and the managing partner of the law firm Bernick and Lifson, P.A., where he has extensive experience in tax, finance and other business related issues. Mr. Quast is a graduate of the University of Minnesota Law School and the University of Minnesota Business School and is a certified public accountant.

      All directors hold office until the next annual meeting of the stockholders and until their successors have been elected and qualified. Officers are appointed by the Board of Directors and serve at the discretion of the Board. Dr. Zoltan J. Cendes and Mr. Nicholas Csendes are brothers. There are no other family relationships between any of the directors or executive officers of the Company.

THE BOARD RECOMMENDS VOTING FOR ALL OF THE NOMINEES LISTED ABOVE.

                -------------------------------------------------

BACKGROUND OF EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

      Thomas A.N. Miller is a founder of Ansoft and served as a director between 1984 and 2004 and served as Chief Financial Officer from 1994 to May 1997. In January 2001, Mr. Miller was appointed Executive Vice President of the Company. Since 1985, Mr. Miller has been involved with various public and private companies including a publicly-held interactive software company.

ADDITIONAL INFORMATION RELATING TO BOARD OF DIRECTORS AND COMMITTEES THEREOF

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

      The Board of Directors conducts business through meetings and the activities of the Board and its committees, including taking actions by unanimous written consent. The Board met three times during the fiscal year 2004. The Board has an Audit Committee and a Compensation Committee. Other than Mr. Ulrich, no director attended fewer than 75% of the total number of meetings of the Board and the meetings of any committee of the Board on which he served during the fiscal year ended April 30, 2004.

DIRECTOR INDEPENDENCE

      The Board of Directors reviewed each director's other affiliations and relationships. The Board has affirmatively determined that each of Messrs. Rohde, Whelihan and Robbins are independent in accordance with the listing standards and rules of the Nasdaq, which are the director independence standards adopted and applied by the Board of Directors. If elected, Mr. Quast will also be independent in accordance with the listing standards and rules of the Nasdaq.

AUDIT COMMITTEE

      The Audit Committee of the Board of Directors provides assistance and reports to the Board as a function of the Board's oversight of the Company's accounting and system of internal controls, the quality and integrity of the Company's financial reports and the independence and performance of the Company's outside auditor. Currently and throughout fiscal year 2004, the Audit Committee consists of John N. Whelihan, Ulrich L. Rohde and Jacob K. White. If each is elected, the Audit Committee will consist of John N. Whelihan, Peter Robbins and Paul Quast in fiscal year 2005. The Audit Committee met three times during the fiscal year 2004. All members of the Audit Committee meet the special standards of independence for audit committee membership in accordance with the listing standards and rules of the Nasdaq. In addition, The Board of Directors has determined that, if elected, Mr. Quast will be the "audit committee financial expert" for purposes of the Securities and Exchange Commission's rules. Acting under its charter adopted by the Board of Directors on August 26, 2004, the Audit Committee annually reviews the qualifications of, and appoints the Company's independent certified public accountants. The Audit Committee Charter is attached to this proxy statement as Appendix A.

COMPENSATION COMMITTEE

      The Board of Directors has a Compensation Committee. During and throughout fiscal year 2004, the Compensation Committee consists of John N. Whelihan and Peter Robbins. If each is elected, the Compensation Committee will consist of John N. Whelihan, Peter Robbins and Paul Quast. The Compensation Committee is responsible for reviewing and approving matters involving the compensation of directors and executive officers of the Company, periodically reviewing management development plans, administering the Company's incentive compensation plans and making recommendations to the full Board of Directors on these matters. The Compensation Committee met one time during fiscal year 2004.

NOMINATING COMMITTEE

      The Company does not have a nominating committee because the Company has determined that since it will only have five directors, a nominating committee is not necessary. Any discussions regarding a new director would be discussed with the entire Board of Directors. Following any discussion with the entire Board of Directors, our independent directors, currently, Messrs. White, Rohde, Whelihan and Robbins would determine and vote as to whether the individual named will be nominated to the Board of Directors.

      The Board of Directors will consider the following criteria in selecting individuals as nominees: independence; financial, regulatory and business experience; character and integrity; education, background and skills; judgment; and, the ability to provide practical insights regarding the business of the Company. In addition, prior to recommending a current director for re-election to the Board of Directors, the Board of Directors, as a whole, will consider and review each current director's Board and committee attendance and performance, length of Board service and knowledge of the business of the Company.

CODE OF ETHICS

      The Board of Directors has adopted a Code of Ethics that applies to each of its directors, officers and employees. This Code of Ethics is attached as Appendix B to this proxy statement. The Code of Ethics sets forth the Company's policies and expectations on a number of topics, including: Compliance with laws, rules and regulations; Conflicts of Interest; Insider Trading; Corporate Opportunities; Competition and Fair Dealing; Discrimination and Harassment; Health and Safety; Record-Keeping; Confidentiality; Protection and Proper Use of Company Assets; Prohibitions Against Payments to Government Personnel; Waivers of the Code of Business Conduct of Ethics; Amendments; Reporting any Illegal or Unethical Behavior; and Compliance Procedures.

      The Audit Committee will review the Code of Ethics on a regular basis, and propose or adopt additions or amendments to the Code of Ethics as appropriate.

      The Board of Directors also has adopted a Code of Ethics that applies to the Chief Executive Officer, Chief Financial Officer and Controller. This Code of Ethics also is attached as Appendix C to the proxy statement. Under the Code of Ethics, the Chief Executive Officer and senior financial officers have agreed to abide by principles governing their professional and ethical conduct.

      The Audit Committee will review the Code of Ethics that applies to the Chief Executive Officer and senior financial officers on a regular basis, and propose or adopt additions or amendments to the Code of Ethics as appropriate.

REPORT OF THE AUDIT COMMITTEE

      The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended April 30, 2004, included in the Company's Annual Report on Form 10-K. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

      Each member of the Audit Committee is independent as defined under the Nasdaq's listing standards. The Audit Committee's activities are governed by a written charter adopted by the Board, a copy of which is attached hereto as Appendix A.

      In discharging its responsibilities, the Audit Committee met with management and the Company's independent auditors, KPMG LLP, to review the Company's audited financial statements. The Audit Committee discussed and reviewed with its independent auditors all matters that the independent auditors were required to communicate and discussed with the Audit Committee under applicable auditing standards, including those described in Statement on Auditing Standards No. 61. The Audit Committee received a formal written statement from the independent auditors relating to independence consistent with Independence Standards Board Standard No. 1 and discussed with the auditors any relationships that may impact the auditors' objectivity and independence.

      Based on its review and discussions with management and the Company's independent auditors, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended April 30, 2004.

                                              THE AUDIT COMMITTEE
                                              John N. Whelihan
                                              Ulrich L. Rohde
                                              Jacob K. White

INDEPENDENT PUBLIC ACCOUNTANTS

      The Company has selected KPMG LLP as its independent auditors for the current year. A representative of KPMG LLP is expected to be present at the annual meeting. The representative will not be making a statement but will be available to respond to appropriate questions.

                                                                   2004         2003
                                                                   ----         ----
Audit services                                                   $125,000     $111,855
Audit related fees                                                 10,000        8,000
Tax services                                                       56,650      114,541
Financial Information Systems Design and Implementation Fees           --           --
Other                                                                  --           --


      Financial Information Systems Design and Implementation Fees. KPMG LLP did not render professional services to the Company relating to financial information systems design and implementation during the fiscal year ended April 30, 2004.

      All other Fees. KPMG LLP did not render professional services to the Company for any other non-audit services during the fiscal year ended April 30, 2004.

      The Audit Committee considered whether the provision of non-audit services rendered by KPMG LLP to the Company was compatible with maintaining KPMG's independence and concluded that KPMG LLP's independence was not impaired.

DIRECTOR COMPENSATION

      Non-employee directors receive $1,000 per Board meeting at which they attend and are reimbursed for all reasonable expenses incurred by them in attending meetings of the Board of Directors and its committees. At the closing of the Company's initial public offering in April 1996, the non-employee directors were granted options to purchase 30,000 shares of common stock of the Company. In addition, on December 15, 1998, the non-employee directors were granted options to purchase 25,000 shares of common stock of the Company. Such options are subject to vesting over a five-year period commencing from the date of grant.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

      Any person who wishes to communicate with the entire Board of Directors, an individual director, a committee of the Board of Directors or the independent directors as a group, should mark such communication "confidential" and address it to the specific intended recipient(s) c/o the Secretary, Ansoft Corporation, Four Station Square, Suite 200, Pittsburgh, Pennsylvania 15219-1119. All correspondence will be reviewed by the Secretary to determine the nature and subject matter of the communication, and the corresponding appropriate recipient (e.g., the appropriate committee, committee chairman or other individual director). Items unrelated to the duties and responsibilities of the Board of Directors, such as ordinary service or product complaints or inquiries, job inquiries, business solicitations, mass mailings or other material considered, in the reasonable judgment of the Secretary, unsuitable or unrelated to the responsibilities of the Board of Directors may be excluded. Communications relating to accounting, internal controls or auditing matters will be treated on a confidential basis according to the Audit Committee's policies and procedures regarding such matters and delivered to the Chairman of the Audit Committee.

      In addition, the Board of Directors encourages directors to attend annual meetings of stockholders as a means of promoting communication between stockholders and directors. In furtherance of this policy, the Company has historically scheduled a meeting of the Board of Directors to immediately follow each annual meeting of stockholders. At the 2003 Annual Meeting of Stockholders, all of the directors were present.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own more than ten percent of the Company's Common Stock to file reports of, and changes to, their beneficial ownership of such securities with the Securities and Exchange Commission and to furnish copies of all Section 16(a) filings to the Company. The Company is required to report in this statement any failure to timely file reports during fiscal year 2004. Based on its review of Form 3, Form 4 and Form 5 filings, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than ten percent shareholders, with the exception that Zoltan Cendes had one late Form 4 filing in January 2004 reporting sales of common stock.

BENEFICIAL OWNERSHIP OF COMMON STOCK

      The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of August 26, 2004 (i) each person who is known to the Company to own beneficially more than 5% of the outstanding ordinary shares (ii) by each of the Company's current directors and nominee,
(iii) by the Company's Executive Officers, and (iv) by all current executive officers and directors as a group.

                                                                   Amount and Nature of     Percent of
                          Beneficial Owner                         Beneficial Ownership      Class (1)
                          ----------------                         --------------------      ---------
      David L. Babson and Company, Inc. (2)                              1,839,200              14.3%
      Thomas A.N. Miller (3)                                             1,374,552              10.7%
      Nicholas Csendes (4)                                               1,659,753              12.9%
      Zoltan J. Cendes (5)                                               1,348,118              10.5%
      Peter Robbins (6)                                                     14,000                *
      Ulrich L. and Meta M. Rohde (7)                                    1,267,728               9.8%
      John N. Whelihan (8)                                                  61,000                *
      Jacob K. White(9)                                                     21,000                *
      Paul Quast                                                             1,000                *
      All directors and named officers as a group (8 persons)            5,697,132              44.2%
      (3)(4)(5)(6)(7)(8)(9)


-------------------------
*Less than 1%.

The address of each beneficial owner is Four Station Square, Pittsburgh, PA 15219 unless otherwise stated

(1) The information contained in the table above reflects "beneficial ownership" of the common stock within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless otherwise indicated, all shares of common stock are held directly with sole voting and dispositive power.

(2) All shares are held with sole dispositive and sole voting power. All information, other than the Percent of Class, is derived from David L. Babson and Co., Inc. The Address of David L. Babson and Co., Inc. is One Memorial Drive, Cambridge, MA, 02142-1300.

(3) Excludes 106,300 shares held by trusts for the benefit of certain family members of Mr. Miller with respect to which trusts Mr. Miller is not a trustee and disclaims any beneficial ownership. Includes 45,200 shares issuable upon exercise of options exercisable within 60 days of August 26, 2004.

(4) Includes 232,500 shares issuable upon exercise of options exercisable within 60 days of August 26, 2004.

(5) Includes 432,500 shares issuable upon exercise of options exercisable within 60 days of August 26, 2004.

(6) Includes 12,000 shares issuable upon exercise of options exercisable within 60 days of August 26, 2004. Also includes 2,000 shares jointly owned with Mr. Robbins' spouse.

(7) Dr. Ulrich Rohde and Dr. Meta Rohde share voting power and dispositive power.

(8) Includes 55,000 shares issuable upon exercise of options exercisable within 60 days after August 26, 2004. Also includes 6,000 shares jointly owned with Mr. Whelihan's spouse.

(9) Includes 21,000 shares issuable upon exercise of options exercisable within 60 days after August 26, 2004.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

      All executive compensation decisions are made by the Compensation Committee which is currently composed of two non-employee directors, John N. Whelihan and Jacob K. White. The Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

      With respect to the compensation of executive officers other than the President and Chief Executive Officer, the Compensation Committee received and considered significant input from the President. Other than the Company's standard form of non-competition and confidentiality agreement, there are currently no employment agreements with any of the executive officers which fix the annual salaries of the executive officers, and no part of executive compensation has been strictly tied to statistical operating performance criteria, other than the bonus plan.

      Based on a review of public filings by other comparable publicly-held software companies, the Compensation Committee believes that the annual base salaries and bonuses of the Company's executive officers, including its President and Chief Executive Officer, generally are and have been set no higher than the annual base salaries and bonuses paid to executive officers of other comparable software companies.

                                               THE COMPENSATION COMMITTEE
                                               John N. Whelihan
                                               Peter Robbins

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Peter Robbins and John N. Whelihan serve as members of the Compensation Committee of the Board of Directors. Neither Mr. Robbins nor Mr. Whelihan is or has been an officer of the Company.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table summarizes the aggregate cash compensation for services in all capacities to the Company for the year ended April 30, 2004 for the named executive officers of the Company and compensation received by each such individual in the two prior fiscal years.

                                                                                    LONG-TERM
                                                                                   COMPENSATION
                                                  ANNUAL COMPENSATION                 AWARDS
                                              -----------------------------        ------------
                                                                                    SECURITIES
            NAME AND                                                                UNDERLYING
                                                                                      OPTION
       PRINCIPAL POSITION           YEAR      SALARY ($)(1)       BONUS ($)            (#)
       ------------------           ----      -------------       ---------            ---
Nicholas Csendes                    2004         $300,000             $500                --
   President and                    2003         $300,000               --               100
   Chief Executive Officer          2002         $233,333           $4,000           200,300

Zoltan J. Cendes, Ph.D.             2004         $300,000             $500                --
   Chairman of the Board and        2003         $300,000               --               100
   Chief Technology Officer         2002         $233,333           $4,000           200,300

Thomas A.N. Miller                  2004         $150,000          $13,000                --
   Executive Vice President         2003         $120,000          $15,500               100
   and Chief Financial Officer      2002         $120,000          $91,733            50,000

Tony Ryan                           2004         $170,000          $43,000                --
   Chief Financial Officer          2003         $153,333               --            25,100
                                    2002         $140,000               --            40,300

-------------------
(1)  Includes directors' fees.

FISCAL YEAR-END OPTION VALUES

      The following table sets forth information regarding unexercised stock options for Messrs. Nicholas Csendes, Zoltan Cendes and Miller as of April 30, 2004:

                                                             NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                             SHARES                        UNDERLYING UNEXERCISED              IN-THE-MONEY
                            ACQUIRED                             OPTIONS AT                     OPTIONS AT
                               ON           VALUE                FY-END (#)                     FY END ($)
          NAME              EXERCISE     REALIZED (1)     EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
          ----              --------     ------------     -------------------------     -------------------------
Nicholas Csendes             232,500       $120,000            162,300/190,100              $1,704,009/$590,400
Zoltan Cendes, Ph.D.         432,500       $120,000            437,300/190,100              $3,529,308/$590,400
Thomas A.N. Miller            45,200        $30,000             45,200/20,000                $320,661/$147,600

---------------------
(1) Value per share is defined as the market price of Ansoft stock at year-end minus the exercise price of the option. The market price of Ansoft stock on April 30, 2004 was $13.96.

EQUITY PLAN COMPENSATION INFORMATION

      All equity compensation plans have been approved by security holders. As of April 30, 2004, 3,464,485 shares were reserved for issuance upon the exercise of outstanding options, including both vested and unvested options. The waited average exercise price of all outstanding options was $7.41. As of April 30, 2004, 242,100 shares of common stock are reserved for issuance of future option grants under existing plans.

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL AGREEMENTS

      Other than the Company's standard form of non-competition and confidentiality agreement, the Company does not have any employment contracts in effect with the named executive officers. The Company does not have any compensatory plans or arrangements in place with the named executive officers that would provide benefits to such persons upon their resignation, retirement or other termination of the named executive officers. Compensation for the named executive officers is currently set by the Compensation Committee of the Board of Directors of the Company.

PERFORMANCE GRAPH

      The following graph shows the cumulative total stockholder return on the common stock from April 3, 1996 (the last trading day before the date of the Company's initial public offering) through April 30, 2004, as compared to the returns of the Total Return Index for The Nasdaq Stock Market (US) and the Nasdaq Computer Index. The graph assumes that $100 was invested in the common stock of the Company and in the Total Return Index for The Nasdaq Stock Market
(US) and the Nasdaq Computer Index as of April 3, 1996, and assumes reinvestment of dividends.

                                (LINE GRAPH)

                               Total Return Index

    Measurement Period
  (Fiscal Year covered)       Ansoft Corporation        The Nasdaq Stock Market (US)         Nasdaq Computer Index
  ---------------------       ------------------        ----------------------------         ---------------------
       4/3/96                        100                             100                              100
       4/30/96                        84                             108                              112
       4/30/97                        56                             115                              124
       4/30/98                       159                             171                              193
       4/30/99                        88                             235                              296
       4/30/00                       151                             356                              430
       4/30/01                       109                             194                              235
       4/30/02                       133                             156                              165
       4/30/03                       100                             137                              153
       4/30/04                       165                             174                              191

                                  OTHER MATTERS

      The Board knows of no matters which are to be brought before the annual meeting other than those set forth in the accompanying notice of annual meeting of stockholders. If any other matters properly come before the annual meeting, the persons named in the enclosed proxy card, or their duly appointed substitutes acting at the annual meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

                            SOLICITATIONS OF PROXIES

      The cost of solicitation of proxies for use at the annual meeting will be borne by the Company. Solicitations will be made primarily by mail or by facsimile, but regular employees of the Company may solicit proxies personally or by telephone. In addition, the Company has retained American Stock Transfer & Trust Company to act as the Company's registrar and transfer agent and to assist in the solicitation of proxies from brokers, nominees, institutions and individuals on behalf of the Company. In return for such services, the Company pays American Stock Transfer & Trust Company a monthly $500 fee. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and the Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

                  STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

      Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of the Company's stockholders by submitting such proposals to the Company in a timely manner and by including with such proposal the information specifically called for by Rule 14a-8. In order to be so included in the Company's 2005 proxy statement and to be properly considered at the 2005 annual meeting, stockholder proposals must be received by the Company no later than May 6, 2005, and must otherwise comply with the requirements as set forth in Rule 14a-8.

      The Bylaws of the Company establish an advance notice procedure for eligible stockholders to make nominations. The Company's By-laws provide that nominations for director must be given to the Secretary of the Company not later than 60 days prior to the anniversary date of the prior year's annual meeting. The Company's By-laws also require that certain specific information accompanying a stockholder notice of nomination. A copy of the Company's By-laws is available for the Company upon request.

                                  ANNUAL REPORT

      A copy of the Company's Annual Report to Stockholders for the fiscal year ended April 30, 2004 (which is not part of the Company's proxy soliciting material) is being mailed with this proxy statement.

                                      By Order of the Board of Directors

                                      /s/  Nicholas Csendes

                                      Nicholas Csendes
                                      President and Chief Executive Officer

                                   APPENDIX A

                               ANSOFT CORPORATION

                             AUDIT COMMITTEE CHARTER

                                 AUGUST 26, 2004

MISSION STATEMENT

The primary role of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Ansoft Corporation (the "Company") is to represent and assist the Board in overseeing: (1) the integrity of the Company's financial reporting, internal control and audit functions, (2) independence, qualification and performance of the Company's outside auditor, and (3) the Company's compliance with applicable legal and regulatory requirements, and the objectivity of the Company's financial statements.

The Committee may not delegate to management or any other committee or member of the Board any of the responsibilities and powers appointed to it under this Charter, except for those responsibilities the Committee is permitted to delegate to members of the Committee pursuant to Section 10A of the Securities Exchange Act of 1934, as amended (the "Act").

The function of the Committee is oversight. It is not the duty of the Committee to plan or conduct audits, determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles or to assure compliance with laws and regulations. These functions are the responsibility of management and the outside auditor. Each member of the Committee shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data prepared or presented by officers or employees of the Company, legal counsel, independent accountants or other persons with professional or expert competence.

ORGANIZATION

      COMMITTEE COMPOSITION

Committee members shall be appointed annually by the Board and shall serve in such capacity until a successor for each such member is appointed and qualified, or until such member's resignation or removal by the Board. The Committee shall consist of at least three (3) directors, all of whom shall be appointed by the Board. The Committee shall designate one (1) member of the Committee as Chairperson. The Board shall have exclusive authority at any time to change the membership of the Committee and to fill vacancies. Each member of the Committee shall satisfy the independence requirements of the Nasdaq Stock Market Rules concerning audit committees, or the comparable rules of any exchange on which the Company's stock may be listed subsequently (the "Rules"), as well as the requirements of any other applicable laws or regulations governing the composition of the Committee (including the Act and related regulations of the Securities and Exchange Commission (the "SEC")), as such requirements are interpreted by the Board in its business judgment.

Committee members shall have the ability to read and understand fundamental financial statements, including the balance sheet, income statement, and statement of cash flow. In addition, it is desirable that at least one (1) member of the Committee be a "financial expert," as defined by the SEC, as well as meet any other requirements of financial sophistication the Rules require.

      MEETINGS

The Committee shall meet as often as it deems appropriate, but in no event less often than quarterly. Meetings may be called, with or without notice, by the Chairperson of the Committee, the Chairperson of the Board, or the Chief Executive Officer of the Company. The Committee may meet in person, by conference telephone, or take action by unanimous written consent. A quorum of the Committee shall be a majority of the appointed members of the Committee, and any action approved by a majority of those present at a meeting with a quorum shall constitute an act of the Committee. When present, the Chairperson of the Committee shall preside at all meetings. The Committee shall make regular reports to the Board.

The Committee may invite such members of management and representatives of the outside auditor, independent counsel and other advisors as the Committee deems appropriate or desirable.

RESPONSIBILITIES AND AUTHORITY

      GENERAL

The Committee shall be responsible for the appointment of, compensation to be paid to, and oversight of the work of, the outside auditors. The outside auditors will report directly to the Committee. In addition, the Committee is empowered to retain independent counsel and other advisors to the Committee as the Committee deems appropriate to carry out its responsibilities under this Charter. The Company shall provide appropriate funding, as determined by the Committee in its capacity as a committee of the Board of Directors, for payment of compensation to such auditors, counsel and advisors.

The Committee, with input from management, the outside auditors and, to the extent appropriate, other Committee advisors, shall develop an annual plan, which shall include an agenda and procedures for the review of the Company's quarterly financial data and its year-end audit, as well as the review of the independence of the Company's outside auditors. The Committee shall meet regularly with the Company's officers and management.

The Committee is authorized to perform each of the specific duties set forth herein, any additional duties as may be required by the Act, the SEC, the Rules or applicable law, and any other duties it considers necessary or advisable to carry out its purpose, responsibilities and its specific duties. To the extent relevant to carrying out its purpose, responsibilities and duties, the Committee is empowered to recommend that any activity of the Company be investigated and, in appropriate circumstances, the Committee is empowered to investigate any activity of the Company.

      OVERSIGHT OF FINANCIAL REPORTING

The Committee shall review the annual audited financial statements with management and the outside auditor, including the overall scope and focus of the annual audit. This review should include a determination of whether the annual financial statements are complete and consistent with the information known to Committee members. The review shall also include a review of key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related outside auditor views and the basis for audit conclusions. Any important conclusions concerning the year-end audit work should be discussed well in advance of the public release of the annual financial statements.

The Committee shall review any important recommendations on financial reporting, controls, other matters and management's response made by the outside auditor.

The Committee shall be briefed on the processes used by management in producing its interim financial statements, and review and discuss with management any questions or issues concerning the statements. Any important issues on interim financial statements should be discussed well in advance of the public release of the interim financial statements.

The Committee shall review all major financial reports in advance of filings or distributions, including the annual report.

      OVERSIGHT OF OUTSIDE AUDITOR

The Committee shall take appropriate action to oversee the independence of the outside auditor. In that connection, the Committee shall require the outside auditor to submit annually a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1.

The Committee shall discuss with the outside auditor any disclosed relationships or services that may impact the objectivity and independence of the auditor.

The Committee shall meet with the outside auditor at least annually.

The Committee shall communicate to the outside auditor that: (1) the outside auditor is directly accountable to the Audit Committee as representatives of the Company's stockholders; (2) the outside auditor shall timely report all relevant issues to the Committee, including, but not limited to, critical accounting policies and practices to be used, alternative treatments of financial information with generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, the treatment preferred by the outside auditor, and other material communications between the auditor and management; and (3) if the outside auditor identifies significant issues relative to the overall Committee responsibility that have been communicated to management but, in its judgment, have not been adequately addressed, it should communicate these issues to the Committee.

The Committee shall appoint, evaluate, determine compensation of, oversee (including resolution of disagreements between management and the auditor regarding financial reporting) and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for stockholder approval in any proxy statement).

The Committee shall require the outside auditors to review the financial information included in the Company's interim financial statements before the Company files its quarterly reports with the SEC.

The Committee shall, pursuant to the Act and regulations of the SEC, as well as any applicable Rules, pre-approve all auditing services and permitted non-audit services under the Act (including the fees and terms thereof) to be performed for the Company by its outside auditor, and establish policies and procedures for the engagement of the outside auditor to provide auditing and permitted non-audit services. The Chairperson may approve any proposed non-audit engagements that arise between Committee meetings; provided, however, that any such decisions shall be presented to the full Committee at subsequent scheduled meetings.

      REVIEW AND CONSIDERATION OF COMPLAINTS

The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, as well as for confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

      REPORTING TO STOCKHOLDERS

The Committee should annually provide a written report of its activities and findings, a copy of which shall be included within the proxy statement for the annual meeting of stockholders. The report shall appear over the names of the Committee members. The report should state whether the Committee:

      1. Has reviewed and discussed the audited financial statements with management;

      2. Has discussed with the outside auditors the matters required to be discussed by Statement of Auditing Standards No. 61;

      3. Has received the written disclosures and the letter from the outside auditors regarding the independence required by Independence Standards Board Standard No. 1;

      4.    Has discussed with the auditors their independence; and

      5. Based on the review and discussion of the audited financial statements with management and the outside auditors, has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K.

The Company should disclose that the Committee is governed by a written charter that has been approved by the Board of Directors. The Committee shall review this Charter annually, assess its adequacy and propose appropriate amendments to the Board of Directors. A copy of the Charter should be filed as an appendix to the proxy statement at least every three (3) years to the extent required by the Rules or the SEC.

The Company shall disclose in its proxy statement the independence of the Committee.

      COMMITTEE SELF-ASSESSMENT AND EDUCATION

The Committee shall, at least annually, review, discuss and assess its own performance, as well as the Committee's role and responsibilities, seeking input from senior management, the Board and others.

The Committee shall, at least annually, review significant accounting and reporting issues, including recent professional and regulatory pronouncements and understand their impact on the Company's business, results of operations and financial statements.

                                   APPENDIX B

                               ANSOFT CORPORATION

                       CODE OF BUSINESS CONDUCT AND ETHICS

                          ADOPTED BY BOARD OF DIRECTORS

                               ON AUGUST 26, 2004

                                   ----------

INTRODUCTION

      This Code of Business Conduct and Ethics covers a wide range of business practices and procedures. It does not cover every issue that may arise, but it sets out basic principles to guide all employees and directors of the Company. All of our employees and directors must conduct themselves accordingly and seek to avoid even the appearance of improper behavior.

      If a law conflicts with a policy in this Code, you must comply with the law. If you have any questions about these conflicts, you should ask your supervisor, the Chief Executive Officer, the Chief Financial Officer or the Director of Human Resources how to handle the situation.

      An employee who violates this Code shall be subject to immediate disciplinary action, up to and including termination of employment. In addition, the Company may initiate a lawsuit in court. Violations of this Code also may result in prosecution of the individual under any applicable criminal statutes. If you are in a situation which you believe may violate or lead to a violation of this Code, follow the guidelines described in Section 14 of this Code.

1.    COMPLIANCE WITH LAWS, RULES AND REGULATIONS

      Obeying the law, both in letter and in spirit, is the foundation on which this Company's ethical standards are built. All employees must respect and obey the laws of the cities, states and countries in which we operate. Although not all employees are expected to know the details of these laws, they are expected to exercise good judgment and most importantly to seek advice from supervisors, managers or other appropriate personnel when in doubt.

      If deemed necessary by management, based on inquiries received from employees, etc., the Company will hold information and training sessions to promote compliance with laws, rules and regulations, including insider-trading laws.

2.    CONFLICTS OF INTEREST

      A "conflict of interest" exists when a person's private interest interferes in any way with the interests of the Company. A conflict situation can arise when an employee or director takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively. Conflicts of interest may also arise when an employee or director, or members of his or her family, receive improper personal benefits as a result of his or her position in the Company. Loans to, or guarantees of obligations of, employees and their family members may create conflicts of interest.

      It is almost always a conflict of interest for a Company employee to work for or have a material financial interest in a competitor, customer or supplier. You are not allowed to work for a competitor or to serve as a consultant or board member of a competitor. The best policy is to avoid any direct or indirect business connection with our customers, suppliers or competitors, except on our behalf. Conflicts of interest are prohibited as a matter of Company policy, unless specifically approved by the Chief Executive Officer, and at least one other Executive Officer of the Company, or the Board of Directors. Conflicts of interest may not always be clear-cut, so if you have a question, you should consult with higher levels of management or the Company's Human Resources Department.

Any employee or director who becomes aware of a conflict or potential conflict should bring it to the attention of a supervisor, manager or other appropriate personnel or consult the procedures described in Section 13 and Section 14 of this Code.

3.    INSIDER TRADING

      "Insider trading" means using confidential material information about the Company, its customers or suppliers to achieve an unfair advantage in the buying or selling of shares or other securities. "Material information" is usually defined as "information which, if publicly disclosed, would reasonably be expected to influence the decision of a reasonable investor to buy, hold or dispose of securities of the Company."

      Employees who involve themselves in insider trading (either by personally engaging in trading or by disclosing confidential material information to others) are subject to disciplinary action up to and including immediate termination, and prosecution.

      Employees and directors who have access to confidential information about the Company are not permitted to use or share that information for stock trading purposes or for any other purpose except the conduct of our business. All non-public information about the Company should be considered confidential information. To use non-public information for personal financial benefit or to "tip" others who might make an investment decision on the basis of this information is not only unethical but also illegal. If you have any questions, please consult the Company's Chief Financial Officer or Chief Executive Officer.

4.    CORPORATE OPPORTUNITIES

      Employees and directors are prohibited from taking for themselves personally opportunities that are discovered through the use of Company property or information or as a result of employment with the Company or service as a director without the consent of the Chief Executive Officer and least one other Executive Officer of the Company, or the Board of Directors. No employee or director may use Company property, information, or position for improper personal gain, and no employee or director may compete with the Company directly or indirectly. Employees and directors owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

5.    COMPETITION AND FAIR DEALING

      We seek to outperform our competition fairly and honestly. Stealing proprietary information, possessing trade secret information that was obtained without the owner's consent, or inducing such disclosures by past or present employees of other companies is prohibited. Each employee should endeavor to respect the rights of and deal fairly with the Company's customers, suppliers, competitors and employees. No employee should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other intentional unfair-dealing practice.

      The purpose of business entertainment and gifts in a commercial setting is to create good will and sound working relationships, not to gain unfair advantage with customers. No gift or entertainment should ever be offered, given, provided or accepted by any Company employee, family member of an employee or agent unless it: (1) is not a cash gift, (2) is consistent with customary business practices, (3) is not excessive in value, (4) cannot be construed as a bribe or payoff or perceived as imposing an obligation on the recipient and (5) does not violate any laws or regulations. Please discuss with your supervisor any gifts or proposed gifts that you are not certain are appropriate.

      Directors, when acting on matters for the Company, should also follow the policies applicable to employees with respect to business gifts or entertainment.

6.    DISCRIMINATION AND HARASSMENT

      The Company is committed to providing equal employment opportunities for all persons regardless of race, color, religion, sex, age, national origin, disability or veteran status.

      Equal opportunity extends to all aspects of the employment relationship, including hiring, transfers, promotions, training, terminations, working conditions, compensation, benefits, and other terms and conditions of employment.

      The Company complies with all federal and state equal employment opportunity laws and strives to keep the workplace free from all forms of discrimination and harassment, including sexual harassment. The Company has a zero-tolerance relative to discrimination and harassment and considers harassment in all forms to be a serious offense. Any reported violations of equal employment opportunity laws or this policy are investigated. Supervisors or employees found to have engaged in discriminatory conduct or harassment are subject to immediate disciplinary action up to and including termination.

      The Company values and promotes diversity as a strategic advantage. Diversity refers to human differences, including those based on culture, ethnicity, gender and age.

7.    HEALTH AND SAFETY

      The Company strives to provide each employee with a safe and healthy work environment. Each employee is responsible for maintaining a safe and healthy workplace for all employees by following safety and health rules and practices and reporting accidents, injuries and unsafe equipment, practices or conditions.

      Violence and threatening behavior are not permitted. Employees should report to work in condition to perform their duties, free from influence of illegal drugs or alcohol. The use of illegal drugs or alcohol in the workplace will not be tolerated.

8.    RECORD-KEEPING

      The Company requires honest and accurate recording and reporting of information in order to make responsible business decisions. For example, only the true and actual number of hours worked should be reported.

      Many employees regularly use business expense accounts, which must be documented and recorded accurately. If you are not sure whether a certain expense is legitimate, ask your supervisor or the Company's controller or Chief Financial Officer.

      All of the Company's books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect the Company's transactions and must conform both to applicable legal requirements and to the Company's system of internal controls. Unrecorded or "off the books" funds or assets should not be maintained unless permitted by applicable law or regulation. Business records and communications often become public, and we should avoid exaggeration, derogatory remarks, guesswork, or inappropriate characterization of people and companies that can be misunderstood. This applies equally to email, internal memos, and formal reports.

9.    CONFIDENTIALITY

      Employees must maintain the confidentiality of confidential information entrusted to them by the Company or its customers or suppliers, except when disclosure is authorized by the Chief Executive Officer or the Chief Financial Officer, or required by laws or regulations in which case the employee shall promptly notify the Chief Executive Officer and the Chief Financial Officer of such potential required disclosure. Confidential information includes all non-public information that might be of use to competitors, or harmful to the Company or its customers or suppliers, if disclosed. The obligation to preserve confidential information continues even after employment ends. In connection with this obligation, every employee will be required to execute an agreement which includes requirements regarding confidentiality of Company information and other confidential information an employee may possess.

10.   PROTECTION AND PROPER USE OF COMPANY ASSETS

      All employees should endeavor to protect the Company's assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on the Company's profitability. Any suspected incident of fraud or theft should be immediately reported for investigation. Company equipment should not be used for non-Company business, though incidental personal use may be permitted.

11. The obligation of employees to protect the Company's assets includes its proprietary information. Proprietary information includes intellectual property such as trade secrets, patents, trademarks and copyrights, as well as business, marketing and service plans, engineering and manufacturing ideas, designs, databases, records, salary information and any unpublished financial data and reports. Unauthorized use or distribution of this information would violate Company policy. It could also be illegal and result in civil or even criminal penalties. In connection with this obligation, every employee will be required to execute an agreement which includes requirements regarding confidentiality of Company information and other confidential information an employee may possess.

12.   PROHIBITION AGAINST PAYMENTS TO GOVERNMENT PERSONNEL

      The U.S. Foreign Corrupt Practices Act prohibits giving anything of value, directly or indirectly, to officials of foreign governments or foreign political candidates in order to obtain or retain business. It is strictly prohibited to make illegal payments to government officials of any country.

      In addition, the U.S. government has a number of laws and regulations regarding business gratuities which may be accepted by U.S. governmental personnel. The promise, offer or delivery to an official or employee of the U.S. government of a gift, favor or other gratuity in violation of these rules would not only violate Company policy but could also be a criminal offense. State and local governments, as well as foreign governments, may have similar rules. The Company's Chief Executive Officer or Chief Financial Officer can provide guidance to you in this area.

13.   WAIVERS OF THE CODE OF BUSINESS CONDUCT AND ETHICS; AMENDMENTS

      This Code of Business Conduct and Ethics has been approved by the Company's Board of Directors. Any waiver of this Code for executive officers or directors may be made only by the Board or a Board committee and will be promptly disclosed as required by law or regulation. It may be amended only by the Board of Directors.

14.   REPORTING ANY ILLEGAL OR UNETHICAL BEHAVIOR

      Violations of the Code. Any employee who believes that a violation of this Code has occurred should report that concern to his or her immediate supervisor, the Chief Executive Officer or the Chief Financial Officer. The Audit Committee has also established a procedure for receiving confidential, anonymous submissions from employees of concerns regarding questionable accounting or auditing matters. This procedure may also be used if an employee wishes to report any suspected violation of the Code by a senior Company officer or director. See "Accounting and Auditing Matters" below.

      Employees are encouraged to talk to supervisors, managers or other appropriate personnel about observed illegal or unethical behavior and when in doubt about the best course of action in a particular situation. It is the policy of the Company not to allow retaliation for reports of misconduct by others made in good faith by employees. Employees are expected to cooperate in internal investigations of misconduct.

      Directors should report any suspected violations of this Code to a member of the Audit Committee if a Director or a senior Company officer is involved. Any other suspected violations should be reported by Directors to the Chief Executive Officer or Chief Financial Officer.

      Accounting and Auditing Matters. The Audit Committee of the Board of Directors has established the following procedure for receiving confidential, anonymous submissions from employees of concerns regarding questionable accounting or auditing matters by a senior Company officer or director. Any employee wishing to submit any information of this nature should contact the Audit Committee directly by writing to the following address:

      Audit Committee
      Board of Directors
      Ansoft Corporation
      225 West Station Square Drive
      Suite 200
      Pittsburgh, PA  15219

      Correspondence to the above address is received directly by a member of the Audit Committee.

      Any employee may submit a good faith concern regarding questionable accounting or auditing matters without fear of dismissal or retaliation of any kind.

15.   COMPLIANCE PROCEDURES

      We must all work to ensure prompt and consistent action against violations of this Code. However, in some situations it is difficult to know if a violation has occurred. Since we cannot anticipate every situation that will arise, it is important that we have a way to approach a new question or problem. These are the steps to keep mind:

      - MAKE SURE YOU HAVE THE FACTS. In order to reach the right solutions, we must be as fully informed as possible.

      - ASK YOURSELF: WHAT SPECIFICALLY AM I BEING ASKED TO DO? DOES IT SEEM UNETHICAL OR IMPROPER? This will enable you to focus on the specific question you are faced with, and the alternatives you have. Use your judgment and common sense; if something seems unethical or improper, it may be.

      - CLARIFY YOUR RESPONSIBILITY AND ROLE. In most situations, there is shared responsibility. Are your colleagues informed? It may help to get others involved and discuss the problem.

      - DISCUSS THE PROBLEM WITH YOUR SUPERVISOR. This is the basic guidance for all situations. In many cases, your supervisor will be more knowledgeable about the questions, and will appreciate being brought into the decision-making process. Remember that it is your supervisor's responsibility to help solve problems.

      - SEEK HELP FROM COMPANY RESOURCES. In the rare case in which it may not be appropriate to discuss an issue with your supervisor, or in which you do not feel comfortable approaching your supervisor with your questions, discuss it with the Chief Executive Officer, the Chief Financial Officer or the Director of Human Resources.

      - YOU MAY REPORT ETHICAL VIOLATIONS IN CONFIDENCE AND WITHOUT FEAR OF RETALIATION. If your situation requires that your identity be kept secret, your anonymity will be protected. The Company does not permit retaliation of any kind against employees for good faith reports of ethical violations.

      - ALWAYS ASK FIRST, ACT LATER: If you are unsure of what to do in any situation, seek guidance before you act.

                                   APPENDIX C

                               ANSOFT CORPORATION

                 CODE OF ETHICS FOR CHIEF EXECUTIVE OFFICER AND
                            SENIOR FINANCIAL OFFICERS

                          ADOPTED BY BOARD OF DIRECTORS

                               ON AUGUST 26, 2004

                                   ----------

      The Company has a Code of Business Conduct and Ethics applicable to all employees and directors of the Company. The Chief Executive Officer, the Chief Financial Officer and Controller, are bound by the provisions set forth therein relating to ethical conduct, conflicts of interest and compliance with law. In addition to the Code of Business Conduct and Ethics, the Chief Executive Officer, the Chief Financial Officer and the Controller are subject to the following additional specific policies:

      1. The Chief Executive Officer, the Chief Financial Officer and the Controller are responsible for full, fair, accurate, timely and understandable disclosure in the reports and documents the Company files with or furnishes to the Securities and Exchange Commission and in other public communications made by the Company. Accordingly, it is the responsibility of the Chief Executive Officer and the Chief Financial Officer to promptly bring to the attention of the Audit Committee any material information of which he or she may become aware that affects the disclosures made by the Company in its public filings or otherwise assist the Audit Committee in fulfilling its responsibilities. Likewise, it is the responsibility of the [Controller] to promptly bring to the attention of the Chief Executive Officer or the Chief Financial Officer any material information of which he or she may become aware that affects the disclosures made by the Company in its public filings or otherwise assist the Chief Executive Officer and the Chief Financial Officer in fulfilling their responsibilities.

      2. The Chief Executive Officer and the Chief Financial Officer shall promptly bring to the attention of the Audit Committee any information he or she may have concerning (a) significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's financial reporting, disclosures or internal controls. Likewise, the Controller shall promptly bring to the attention of the Chief Executive Officer or the Chief Financial Officer any information he or she may have concerning such significant deficiencies or fraud described in (a) or (b).

      3. The Chief Executive Officer and the Chief Financial Officer shall promptly bring to the attention of the Chief Executive Officer or Chief Financial Officer and the Audit Committee any information he or she may have concerning any violation of the Company's Code of Business Conduct and Ethics, including any actual or apparent conflicts of interest between personal and professional relationships, involving any management or other employees who have a significant role in the Company's financial reporting, disclosures or internal controls.

      4. The Chief Executive Officer and the Chief Financial Officer shall promptly bring to the attention of the Chief Executive Officer or Chief Financial Officer and the Audit Committee any information he or she may have concerning evidence of a material violation of the securities or other laws, rules or regulations applicable to the Company and the operation of its business, by the Company or any agent thereof, or of violation of the Code of Business Conduct and Ethics or of these additional procedures.

      5. The Board of Directors shall determine, or designate appropriate persons to determine, appropriate actions to be taken in the event of violations of the Code of Business Conduct and Ethics or of these additional procedures by the Chief Executive Officer and the Chief Financial Officer. Such actions shall be reasonably designed to deter wrongdoing and to promote accountability for adherence to the Code of Business Conduct and Ethics and to these additional procedures, and shall include written notices to the individual involved that the Board has determined that there has been a violation, censure by the Board, demotion or re-assignment of the individual involved, suspension with or without pay or benefits (as determined by the Board) and termination of the individual's employment. In determining what action is appropriate in a particular case, the Board of Directors or its designee shall take into account all relevant information, including the nature and severity of the violation, whether the violation was a single occurrence or repeated occurrences, whether the violation appears to have been intentional or inadvertent, whether the individual in question had been advised prior to the violation as to the proper course of action and whether or not the individual in question had committed other violations in the past.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                              OF ANSOFT CORPORATION

      The undersigned stockholder(s) of Ansoft Corporation, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the Company's 2004 Annual Meeting, and hereby appoints Nicholas Csendes and Anthony L. Ryan, or either of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2004 Annual Meeting of Stockholders of the Company to be held at 9:00 a.m. local time on Thursday, October 7, 2004, at the Sheraton Hotel, 7 Station Square Drive, Pittsburgh, Pennsylvania 15219-1119 and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side of this proxy card.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

                      PLEASE MAIL IN THE ENVELOPE PROVIDED

/X/ Please mark your votes as in this example.

                                 FOR all nominees listed below,      WITHHOLD authority
                                       except as indicated             to vote for all
                                       -------------------             ---------------
1.   ELECTION OF DIRECTORS

Instructions: To withhold authority for any individual nominee, mark "For" above, and strike a line through the name of the nominee or nominees as to whom you wish to withhold authority.

Nominees:                 Nicholas Csendes                   Peter Robbins
                          Zoltan J. Cendes, Ph.D.            John N. Whelihan
                          Paul J. Quast

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN BY THE UNDERSIGNED STOCKHOLDER(S). IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE FIVE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

The proxies are authorized to vote, in their discretion, upon such other matter or matters that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY.

Signature:
            -----------------------------------------------------------

Signature (if held jointly):
                              -----------------------------------------

Dated:
        ---------------------------------------------------------------

NOTE: Please sign exactly as name appears hereon. If shares are registered in more than one name, the signature of all such persons are required. A corporation shall sign in its full corporate name by a duly authorized officer, stating his or her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by an authorized person.